BLACKROCK BASIC VALUE FUND, INC.

(the “Fund”)

Supplement dated January 7, 2021 to the Summary Prospectuses and the Prospectuses of the Fund, each dated October 28, 2020, as supplemented to date

Effective December 31, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Basic Value Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Basic Value Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Joseph Wolfe	2017	Director of BlackRock, Inc.
Tony DeSpirito	2019	Managing Director of BlackRock, Inc.
David Zhao	2019	Managing Director of BlackRock, Inc.
Franco Tapia	2019	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Joseph Wolfe	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2012; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Franco Tapia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Shareholders should retain this Supplement for future reference.

ALLPRO-BV-0121SUP

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